UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 28, 2006

Host America Corporation
(Exact name of registrant as specified in its charter)

Colorado	0-16196	06-1168423
(State or other jurisdiction of incorporation)	Commission File Number	IRS Employer Identification Number

Two Broadway Hamden, Connecticut		06518
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (203) 248-4100

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events

This Report discloses the restatement of our 2004 financial results, as referenced in our recently filed 2005 Annual Report on Form 10-K filed September 14, 2006.

2004 Restatement

On May 2, 2006, Host was notified of the resignation of its independent registered public accounting firm, J.H. Cohn LLP, effective that date. No report of J.H. Cohn LLP on the financial statements of the Company for the fiscal year ended June 30, 2004 contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope, or accounting principles. J.H. Cohn LLP, at the time of resignation, had not yet released a report or opinion regarding the Company’s financial statements for the fiscal year ended June 30, 2005. Further, J.H. Cohn LLP advised that its report on the 2004 consolidated financial statements of the Company dated September 7, 2004 may no longer be relied upon.

As a result of this, the Company’s 2004 financial statements have been re-audited, which resulted in a restatement, whereby the Company’s net loss increased by $7,941,576, assets decreased by $5,962,964 and stockholders’ equity decreased by $7,033,818.

The re-audit resulted in corrections of errors and changes in previous accounting estimates. The major adjustments to the previously issued financial statements are i) the allocation and valuation of the purchase price of the acquisitions transacted in fiscal 2005 and in fiscal 2004, ii) with respect to the Laurus transaction and the reclassification of the warrant liability pursuant to EITF No. 00-19, iii) with respect to the 2004 preferred stock dividend beneficial conversion adjustment, and iv) with respect to the re-audit of fiscal 2004 resulting from the resignation of our prior independent public accounting firm.

The impact of the adjustments are summarized below. The foregoing adjustments do not affect the fiscal 2003 financial statements. The following tables reconcile the previously reported amounts to the restated 2004 amounts, which summarize the restatement amounts and the reclassification of discontinued operations of SelectForce.

HOST AMERICA CORPORATION RESTATED CONSOLIDATED BALANCE SHEET JUNE 30, 2004

	As Previously Reported June 30, 2004	Discontinued Operations Reclassifications	Restatement Adjustment June 30, 2004	As Restated June 30, 2004
ASSETS
CURRENT ASSETS
Cash	$3,891,201	$(124,143)	$108,854	$3,875,912
Restricted Cash	-	-	2,370,000	2,370,000
Accounts receivable, net of allowance for doubtful accounts of $23,000	2,902,835	(243,048)	49,290	2,709,077
Inventories	1,055,865	-	(357,929)	697,936
Note receivable - related party	125,000	-	(125,000)	-
Prepaid expenses and other current assets	178,257	(660)	(51,498)	126,099
Assets of discontinued operation held for disposition	-	1,814,355	(491,555)	1,322,800
Total current assets	8,153,158	1,446,504	1,502,162	11,101,824

EQUIPMENT AND IMPROVEMENTS, net	1,106,863	(10,592)	(147,734)	948,537

OTHER ASSETS
Other	179,947	(2,994)	(43,500)	133,453
Cash - restricted	4,000,000	-	(2,370,000)	1,630,000
Deferred financing costs, net	1,895,110	-	(17,731)	1,877,379
Intangible assets, net	1,038,279	(130,956)	(907,323)	-
Goodwill, net	5,280,800	(1,301,962)	(3,978,838)	-
	12,394,136	(1,435,912)	(7,317,392)	3,640,832
Total Assets	$21,654,157	$-	$(5,962,964)	$15,691,193

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Current portion of long-term debt	$1,136,849	$-	$(25,806)	$1,111,043
Accounts payable	2,436,869	(95,251)	156,660	2,498,278
Accrued expenses	681,370	(16,240)	(40)	665,090
Liabilities of discontinued operation to be settled	-	111,491	-	111,491
Total current liabilities	4,255,088	-	130,814	4,385,902

LONG-TERM LIABILITIES
Long-term debt, less current portion	5,523,836	-	(570,397)	4,953,439
Subordinated debt	2,928,390	-	(493,702)	2,434,688
Warrant Liability	-	-	2,004,139	2,004,139
	8,452,226	-	940,049	9,392,266
Total liabilities	12,707,314	-	1,070,854	13,778,168

STOCKHOLDERS' EQUITY
Preferred stock, $.001 par value, 2,000,000 shares authorized	-	-	-	-
Preferred stock, Series B, $.001 par value, 266,667 shares issued and outstanding	267	-	-	267
Common stock, $.001 par value, 80,000,000 shares authorized; 4,056,991 issued and outstanding	4,118	-	(61)	4,057
Additional paid-in capital	20,149,518	-	774,485	20,924,003
Accumulated deficit	(11,207,060)	-	(7,808,242)	(19,015,302)
Total stockholders' equity	8,946,843	-	(7,033,818)	1,913,025
Total Liabilities and Stockholders’ Equity	$21,654,157	$-	$(5,962,964)	$15,691,193

HOST AMERICA CORPORATION RESTATED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED JUNE 30, 2004

	As Previously Reported June 30, 2004	Discontinued Operations Reclassifications	Restatement Adjustment June 30, 2004	As Restated June 30, 2004

NET REVENUES	$26,827,497	$(1,892,190)	$-	$24,935,307

OPERATING COSTS AND EXPENSES:
Cost of revenues	22,509,072	(1,328,786)	349,434	21,529,720
Selling, general and administrative expenses	4,765,723	(355,521)	151,441	4,561,643
Acquired in process research and development costs	3,431,381	-	(3,431,381)	-
Depreciation and amortization	393,505	(33,417)	147,734	507,822
Research and development costs	101,880	-	-	101,880
Goodwill impairment charges	-	-	8,658,719	8,658,719
Intangible impairment charges	-	-	907,323	907,323
	31,201,561	(1,717,724)	6,783,270	36,267,107

Loss from operations	(4,374,064)	(174,466)	(6,783,270)	(11,331,800)

OTHER INCOME (EXPENSE)
Fair value loss on warrant	-	-	(552,103)	(552,103)
Other income (expense)	10,235	16,092	-	26,327
Amortization of deferred financing costs	(39,994)	-	(18,654)	(58,648)
Amortization of debt discount	(107,991)	-	(61,670)	(169,661)
Interest expense	(371,503)	-	(4,324)	(375,827)
	(509,253)	16,092	(636,751)	(1,129,912)

Loss from continuing operations before provision for income taxes	(4,883,317)	(158,374)	(7,420,021)	(12,461,712)
Provision for income taxes	(36,000)	11,000	(30,000)	(55,000)
Loss from continuing operations	(4,919,317)	(147,374)	(7,450,021)	(12,516,712)

Income from discontinued operations	-	147,374	-	147,374
Impairment charge of discontinued operations	-	-	(491,555)	(491,555)
Income (loss) from discontinued operations	-	147,374	(491,555)	(344,181)
Net loss	(4,919,317)	-	(7,941,576)	(12,860,893)
Preferred stock dividends, including charges for beneficial conversion	(562,134)	-	133,334	(428,800)

Loss applicable to common stockholders	$(5,481,451)	$-	$(7,808,242)	$(13,289,693)

Loss per share - basic and diluted:
Loss from continuing operations	$(1.58)	$-		$(3.47)
Income (loss) from discontinued operations	-	-		(0.09)
Net loss per share	$(1.58)	$-		$(3.56)

BASIC AND DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	3,471,749	-	253,972	3,725,721

HOST AMERICA CORPORATION RESTATED CONSOLIDATED STATEMENT OF CASH FLOWS FOR THE YEAR ENDED JUNE 30, 2004

	As Previously Reported June 30, 2004	Discontinued Operations Reclassifications	Restatement Adjustment June 30, 2004	As Restated June 30, 2004

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(4,919,317)	$-	$(7,941,576)	$(12,860,893)
(Income)/Loss from discontinued operations	-	147,374	(491,555)	(344,181)
Loss from continuing operations	(4,919,317)	(147,374)	(7,450,021)	(12,516,712)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	393,505	(33,417)	147,734	507,822
Impairment charge	-	-	9,566,042	9,566,042
Write off acquired in process research and development costs	3,431,381	-	(3,431,381)	-
Bad debt expenses and write off of note receivable - related party	4,000	-	129,744	133,744
Change due to revaluation of warrant liability	-	-	552,103	552,103
Amortization of debt discount	107,991	-	61,670	169,661
Non-Cash compensation	37,096	-	-	37,096
Amortization of deferred financing costs	39,994	-	18,654	58,648
Loss on disposal of property and equipment	3,199	-	-	3,199
Inventory Obsolescence	-	-	358,080	358,080
Deferred tax expense	-	-	30,000	30,000
Changes in operating assets and liabilities:
Decrease (increase) in accounts receivable	(71,909)	35,309	(72,373)	(108,973)
Increase in inventories	(400,177)	-	(151)	(400,328)
Decrease (increase) in prepaid expenses and other	176,215	(6,159)	26,173	196,229
Increase in other assets	(133,028)	-	(878)	(133,906)
Increase (decrease) in accounts payable	561,721	(12,445)	156,265	705,541
Increase (decrease) in accrued expenses	(1,293,533)	15,180	(45)	1,278,398
Decrease in deferred revenue	(18,390)	-	18,390	-
Net cash provided by (used in) operating activities	(2,081,252)	(148,906)	110,006	(2,120,152)

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sale of equipment	15,145	-	-	15,145
Purchases of equipment and improvements	(275,943)	2,806	-	(273,137)
Payment for purchase of GlobalNet, net of cash received	(176,438)	-	14,350	(162,088)
Purchase of patents	(64,298)	-	-	(64,298)
Issuance of note receivable - related party	(125,000)	-	-	(125,000)
Increase in restricted cash	(4,000,000)	-	-	(4,000,000)
Net cash provided by (used in) investing activities	(4,626,534)	2,806	14,350	(4,609,378)

HOST AMERICA CORPORATION RESTATED CONSOLIDATED STATEMENT OF CASH FLOWS (Continued) FOR THE YEAR ENDED JUNE 30, 2004

	As Previously Reported June 30, 2004	Discontinued Operations Reclassifications	Restatement Adjustment June 30, 2004	As Restated June 30, 2004

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from long-term debt and warrants	8,000,000	-	-	8,000,000
Proceeds from issuance of common stock, net	2,562,403	-	-	2,562,403
Proceeds from subordinated debt and warrants	2,000,000	-	-	2,000,000
Proceeds from issuance of preferred stock, net	386,941	-	-	386,941
Payments on demand note payable	(424,889)	-	-	(424,889)
Payments for deferred financing costs	(1,088,830)	-	(1,500)	(1,090,330)
Principal payments on long-term debt	(1,411,166)	-	(14,002)	(1,425,168)
Net cash provided by (used in) financing activities	10,024,459	-	(15,502)	10,008,957

Net cash provided by continuing operations	3,316,673	(146,100)	108,854	3,279,427
Net cash provided by discontinued operations:
Net cash provided by operating activities	-	220,539	-	220,539
Net cash used in investing activities	-	(2,806)	-	(2,806)
Net cash provided by financing activities	-	-	-	-
Total net cash provided by discontinued operations	-	217,733	-	217,733

NET INCREASE IN CASH	3,316,673	71,633	108,854	3,497,160

CASH, beginning of year	450,385	(71,633)	-	378,752

CASH, end of year	$3,767,058	$-	$108,854	$3,875,912

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST AMERICA CORPORATION

Dated: September 29, 2006	By: /s/ David Murphy
David Murphy
Chief Financial Officer